SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 18, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                       0-16014                    23-2417713
  (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                           Identification No.)
   incorporation)



                    Main at Water Street - Coudersport, PA 16915-1141 (Address
                   of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830


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Item 5.  Other Events

         The Registrant is filing certain exhibits herewith under Item 7 hereof regarding the issuance of the Registrant's Class A Common Stock on August 18, 1998.


Item 7.  Financial Statements and Exhibits

Exhibit No.     Description


10.01 U.S. Underwriting Agreement between the Registrant and the Representatives of the U.S. Underwriters named therein,dated August 12, 1998 (Filed herewith)

10.02 International Underwriting Agreement between the Registrant and the Lead Managers of the Managers named therein, dated
                August 12, 1998 (Filed herewith)

10.03 Direct Purchase Agreement between the Registrant and Highland Communications, L.L.C., dated August 12, 1998 (Filed herewith)



                                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 21, 1998                       ADELPHIA COMMUNICATIONS CORPORATION

                                                     (Registrant)

                                             By:/s/Timothy J. Rigas
                                                Timothy J. Rigas
                                                Executive Vice President,
                                                Treasurer and Chief Financial
                                                Officer

                                  EXHIBIT INDEX



Exhibit No.     Description

10.01 U.S. Underwriting Agreement between the Registrant and the Representatives of the U.S. Underwriters named therein, dated August 12, 1998 (Filed herewith)

10.02 International Underwriting Agreement between the Registrant and the Lead Managers of the Managers named therein, dated
                August 12, 1998 (Filed herewith)

10.03 Direct Purchase Agreement between the Registrant and Highland Communications, L.L.C., dated August 12, 1998 (Filed herewith)